                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Eugene Miller, President and Chief Executive Officer of Landacorp, Inc. (the "Company") hereby certify that to the best of my knowledge:

         (1) The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003, and to which this certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 7, 2003                /s/ Eugene Miller
                                       -----------------------------------
                                       Eugene Miller
                                       President and Chief Executive Officer